                                                                    EXHIBIT 10.7

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

      THIS FIFTH AMENDMENT to Credit Agreement (the "Amendment") is made as of this 30th day of November, 1996, by and among Converse Inc. ("Borrower"), BT Commercial Corporation, as Agent in such capacity, ("Agent"), BT Commercial Corporation (in its capacity as lender, "BTCC"), The Bank of New York Commercial Corporation ("Bank of New York"), Fleet Bank of Massachusetts, N.A. ("Fleet"), Harris Trust and Savings Bank ("Harris"), Heller Financial, Inc. ("Heller"), LaSalle National Bank ("LaSalle"), Nationsbank of Texas, N.A. ("Nationsbank"), Sanwa Business Credit Corporation ("Sanwa"), Fleet Capital Corporation ("Fleet Capital"), and First Source Financial LLP ("First Source"), (BTCC, Bank of New York, Fleet, Harris, Heller, LaSalle, Nationsbank, Sanwa, Fleet Capital and First Source, herein collectively referred to as "Lenders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 17, 1994, as amended by that certain First Amendment to Credit Agreement dated as of May 18, 1995, that certain Second Amendment to Credit Agreement dated as of November 13, 1995, that certain Third Amendment to Credit Agreement dated as of February 29, 1996 and that certain Fourth Amendment to Credit Agreement dated as of August 30, 1996 (collectively, the "Credit Agreement"); and

      WHEREAS, Borrower has requested that Agent and Lenders provide for certain amendments to the Credit Agreement, as more fully set forth herein.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

      SECTION  I.   DEFINITIONS.   Unless otherwise defined herein, all
                    -----------
capitalized terms shall have the meaning given to them in the Credit Agreement.

      SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.
                  ------------------------------

      2.1 The defined term "BORROWING BASE", which appears in Section 1.1 of the Credit Agreement is hereby amended by deleting the period at the end of subsection (D) thereof and inserting the following:

                  ", plus
                     ----

                  (E) so long as (i) no Event of Default has occurred and is continuing, and (ii) the Support Letter of Credit remains outstanding or a draw has been made thereunder, $10,000,000 during the period commencing November 15, 1996 and ending March 31, 1997."

      2.2   The defined term "CONSOLIDATED NET WORTH", which appears in Section
            1.1 of the Credit Agreement, is hereby deleted.

      2.3 Section 7.7 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "7.7 Interest Coverage Ratio. Borrower shall not permit the
                       -----------------------
                  ratio of EBITDA to Consolidated Interest Expense, to be less than (A) 4.0 to 1 for the three month period ending March 31, 1997; (B) 2.1 to 1 for the six month period ending June 30, 1997; (C) 2.0 to 1 for the nine month period ending September 30, 1997; (D) 1.65 to 1 for the twelve month period ending December 31, 1997; and (E) 1.65 to 1 for the twelve month period ending with each fiscal quarter of Borrower thereafter during the term hereof."

      2.4 Section 7.19 of the Credit Agreement is hereby deleted in its entirety.

      2.5 Section 7.20 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "7.20 Minimum EBITDA. Borrower shall not permit its EBITDA to
                        --------------
                  be an amount less than negative $3,500,000 for the three month period ending December 31, 1996."

      SECTION 3. AMENDMENT FEE. The effectiveness of the amendments herein
                 -------------
contained is expressly conditioned upon the payment by Borrower, on the date hereof, to Agent for the benefit of the Lenders, of an Amendment Fee in an amount equal to $375,000.

      SECTION 4. REAFFIRMATION BY BORROWER. Borrower hereby represents and
                 -------------------------
warrants to Agent and Lenders that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

      SECTION  5.  FULL FORCE AND EFFECT. Except as herein amended, the Credit
                   ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

      SECTION  6.  COUNTERPARTS. This Amendment may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                          BORROWER:

                                          CONVERSE INC.

                                          By: /s/ Donald J. Camacho
                                             -------------------------------
                                             Name: Donald J. Camacho
                                                  --------------------------
                                             Title: Senior Vice President
                                                   -------------------------





                                          AGENT:

                                          BT COMMERCIAL CORPORATION

                                          By: /s/ William E. Howe
                                             -------------------------------
                                             Name: William E. Howe
                                                  --------------------------
                                             Title: Associate
                                                   -------------------------

                                          LENDERS:

                                          BT COMMERCIAL CORPORATION

                                          By: /s/ William E. Howe
                                             -------------------------------
                                             Name: William E. Howe
                                                  --------------------------
                                             Title: Associate
                                                   -------------------------

                                          THE BANK OF NEW YORK
                                          COMMERCIAL CORPORATION

                                          By: /s/ Anthony Viola
                                             -------------------------------
                                             Name: Anthony Viola
                                                  --------------------------
                                             Title: Vice President
                                                   -------------------------

                                          FLEET BANK OF
                                          MASSACHUSETTS, N.A.

                                          By: /s/ Michael F. O'Neill
                                             -------------------------------
                                             Name: Michael F. O'Neill
                                                  --------------------------
                                             Title:
                                                   -------------------------

                                          HARRIS TRUST AND SAVINGS BANK

                                          By: /s/ John McKelvie
                                             -------------------------------
                                             Name: John McKelvie
                                                  --------------------------
                                             Title: Vice President
                                                   -------------------------



                                          HELLER FINANCIAL, INC.

                                          By: /s/ Linda A. Grant
                                             -------------------------------
                                             Name: Linda A. Grant
                                                  --------------------------
                                             Title: Asst. Vice President
                                                   -------------------------

                                          LASALLE NATIONAL BANK

                                          By: /s/ Christopher Clifford
                                             -------------------------------
                                             Name: Christopher Clifford
                                                  --------------------------
                                             Title: Sr. Vice President
                                                   -------------------------

                                          NATIONSBANK OF TEXAS, N.A.

                                          By: J. Bart Reardon
                                             -------------------------------
                                             Name: J. Bart Reardon
                                                  --------------------------
                                             Title: Vice President
                                                   -------------------------

                                          SANWA BUSINESS CREDIT

                                          CORPORATION

                                          By: /s/ John P. Thacker
                                             -------------------------------
                                             Name: John P. Thacker
                                                  --------------------------
                                             Title: Vice President
                                                   -------------------------

                                          FLEET CAPITAL CORPORATION

                                          By: /s/ John Edmonson
                                             -------------------------------
                                             Name: John Edmonson
                                                  --------------------------
                                             Title: Sr. Vice President
                                                   -------------------------

                                          FIRST SOURCE FINANCIAL LLP

                                          By:   First Source Financial, Inc.,
                                                its Manager

                                          By: /s/ Gary L. Francis
                                             -------------------------------
                                             Name: Gary L. Francis
                                                  --------------------------
                                             Title: Sr. Vice President
                                                   -------------------------